INVESCO VARIABLE INVESTMENT FUNDS, INC.
                            VIF-High Yield Portfolio
                         VIF-Industrial Income Portfolio
                              VIF-Realty Portfolio
                         (May 1, 1998 and July 6, 1998)

                  Supplement to Prospectuses of the Above Funds
                   Date of Which Are Indicated In Parenthesis

Each of the above Funds has the ability to invest up to 25% of its total assets in the securities of non-U.S. issuers. Accordingly, the prospectuses of these Funds are amended to include the following information under the section titled "Risk Factors - Foreign Securities":

         Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economicand Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participatingcountry presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

         The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

The date of this supplement is February 5, 1999.